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                                                                    EXHIBIT 10.4


                     SINO-FOREIGN CONTRACTUAL JOINT VENTURE

                           DALIAN SONIC JET CO., LTD.

                                    CONTRACT







                      DALIAN EVERHARVEST INDUSTRIAL COMPANY
                       SONIC JET PERFORMANCE, LLC. U.S.A.
                        AMERINA INVESTMENT GROUP (U.S.A.)
                                  May 15, 1998


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                      CONTRACT FOR SINO-FOREIGN CONTRACTUAL
                   JOINT VENTURE OF NALIAN SONIC JET CO., LTD

                           CHAPTER 1 General Provision

        In accordance with the "law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment" and other relevant Chinese laws, and regulations, DALIAN EVERHARVEST INDUSTRIAL COMPANY, AMERINA INVESTMENT GROUP, U.S.A., and SONIC JET PERFORMANCE, LLC, U.S.A., adhering to the principle of equality and mutual benefit and through friendly consultation, agree to jointly invest to set up a contractual joint venture enterprise in Dalian city, Liaoning province, the People's Republic of China. The contract hereunder is worked out.

                     CHAPTER 2 Parties of the Joint Venture

ARTICLE I

        Parties of this contract are as follows:

        DALIAN EVERHARVEST INDUSTRIAL COMPANY (hereinafter referred to as Party
A) registered with Dalian, Liaoning in China, and its legal address is No. 182 Youyi Street, Ganjingzi District, Dalian, China.

        Legal representative:   Name:  Feng Kai
                                Position:  President
                                Nationality:  China

        SONIC JET PERFORMANCE, LLC. U.S.A. (hereinafter referred to as Party B), registered in America. Its legal address is 15662 Commerce Lane, Huntington Beach, CA 92649, U.S.A.

        Legal representative:   Name:  Albert Mardikian
                                Position:  President
                                Nationality:  U.S.A.

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        CHAPTER 3 Establishment of the Contractive Joint Venture Company

ARTICLE 2

        In accordance with the "law of the People's Republic of China on Joint Venture Using Chinese and Foreign Investment", and other relevant Chinese laws, and regulations, the three parties of the contractual joint venture agree to set up a contractual limited liability company (hereinafter referred to as the CJVC), in Dalian, Liaoning, China.

ARTICLE 3

        The name of contractual joint venture company is Dalian Sonic Jet Limited liability company.

        The legal address of the CJVC is 182 Youyi Street, Ganjingzi District, Dalian, China.

ARTICLE 4

        All activities of the joint venture company shall be governed by the laws, decrees and relevant rules and regulations of the People's Republic of China.

ARTICLE 5

        The organization form of the CJVC is a limited liability company.

ARTICLE 6

        The benefits of CJVC shall be distributed on net profit as follows:

        Party A will receive 45%

        Party B will receive 45%

        Party C will receive 10%

        All Parties will also share all the risks and losses on a percentage basis.

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           CHAPTER 4 Purpose, Scope, Scale of Production and Business

ARTICLE 7

        The purpose of the parties to CJVC is conformity with the wish of enhancing the economic cooperation and technical exchanges, to use domestic cheap raw material and labour resources, adopt advanced and appropriate technology and scientific management method, produce and sell watercraft jet products, so as to ensure satisfactory economic benefits for each investor.

ARTICLE 8

        The scope of production and business of the CJVC is to produce series of jet products.

ARTICLE 9

        The production scale, the joint venture will make its best effort to produce 2000 units or more of various products.

         CHAPTER 5 Total Amount of Investment and the Registered Capital

ARTICLE 10

        The total amount of investment of the CJVC is 2 million USD.

ARTICLE 11

        The registered capital of the CJVC is 1 million USD.

ARTICLE 12

        Two parties of the CJVC will provide the cooperation as follows:

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            (1)         Party A: To provide factory building, land and
                        supplementary facilities equivalent to 700,000 USD, and base on production scale, will inject up to 2 million USD [Initials added].

            (2) Party B: To provide tooling, mould (2 set of each model) and design of factory flow and initial training expenses.

            (3) Party C: To assist Party B to promote marketing and guarantee to remit all sales occurred in oversea to return to CJVC.

            3 parties of CJVC should finish article 12 in 3 months since this contract is signed.

ARTICLE 14

        In case any party to the joint venture intends to assign all or part of his investment subscribed to a fourth party except the other two parties, consent shall be obtained from the other parties to the joint venture, and approval from the board of director of Dalian Sonic Jet LTD is required.

        When one party to the joint venture assigns all or part of his investment, the other two parties have the first right of refusal.

              CHAPTER 6 Responsibilities of Each Party to the CJVC

ARTICLE 15

        Party A and Party B and Party C shall be respectively responsible for the following matters:

        Responsibilities of Party A: Handling applications for approval, registration, business license and other matters concerning the establishment of the joint venture company from relevant department in charge in China.

        Processing for applying the right to the use of site to the authority in charge of the land. The CJVC only has the right to use the land and it can't own the land. The CJVC shall not be paid any fee to Party A during the land using period. In case if any relocation of the factory, party "A" has full responsibility for the relocation.

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        Providing the cooperation conditions in accordance with the stipulation in Article 12 and Article 13.

        Assisting Party B for processing import Customs declaration as investment of moulds and toolings and arranging the transportation within the Chinese territory, the fee of all the shipping of the moulds and tooling from U.S.A. and Nanning.

        Assisting the CJVC in purchase or leasing equipment, materials, raw materials, articles for office use, means of transportation and communication facilities., all charges shall be born by CJVC.

        Assisting the CJVC in contracting and settling the fundamental facilities such as water, electricity, transportation, all charges shall be born by CJVC.

        Assisting the CJVC in recruiting Chinese management personnel, technical personnel, workers and other personnel needed, their wage shall be decided by the directors of the board of the CJVC.

        Responsible for handling other matters entrusted by the joint venture company.

        Responsibilities of Party B:

        Providing the conditions in accordance with the stipulation in Article 13, and responsible for shipping capital goods such as machines and equipment, etc., contributed as investment to a Chinese port. Handling the matters entrusted by the CJVC, such as selecting and purchasing machinery and equipment outside China, etc.

        Providing needed technical personnel for installing, testing and trial production of the equipment, as well as the technical personnel for production and inspection products quality.

        Training the technical personnel and workers of the CJVC, initial training personnel who is sent by Party B will be born by Party B.

        Responsible for other matters entrusted by the joint venture company.

        Responsibilities of Party C:

        As the same in Article 12


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                          CHAPTER 7 Selling of Products

ARTICLE 16

        The products of the CJVC will be sold internationally including China.

        2% of the sales profit for new design should be paid to the owner of patent, Mr. Albert Mardikian [Initial inserted].

ARTICLE 17

        Products may be sold on overseas markets through the following channels:

        The CJVC will assign Party B and C to sell its products internationally and the sale price shall be submitted by Party B and C to the board of the directors of approval.

                          CHAPTER 8 Board of Directors

ARTICLE 18

        The date of registration of the CJVC shall be the date of the establish of the board of directors of the CJVC.

ARTICLE 19

        The board of directors are composed of 5 directors, of which 2 shall be appointed by Party A, 2 by Party B, and 1 by Party C. The chairman of the board shall be appointed by Party B, and the vice chairman and the president by Party A.

ARTICLE 20

        The highest authority of the CJVC shall be its board of directors. It shall decide all major issues. Concerning the joint venture company, majority approval of the board of directors be required before any decisions are made concerning major issues. As for other matters, approval by majority or a simple majority shall be required.

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ARTICLE 21

        The chairman of the board is the legal representative of the CJVC. The chairman be unable to exercise his responsibilities for some reasons, he shall authorize the vice chairman to represent the CJVC temporarily.

ARTICLE 22

        The board of directors shall convene at least one meeting every year. The meeting shall be called and presided over by the chairman of the board. The chairman may convene an interim meeting based on a proposal made by more than one third of the total number of directors. Minutes of the meetings shall be filed.

                      CHAPTER 10 Business Management office

ARTICLE 23

        The CJVC shall establish a management office under the board and the president, responsible for its daily management, the term of the president is 3 years.

ARTICLE 24

        The responsibility of the president is to carry out the decisions of the board meeting, organize and conduct the daily management of the joint venture company. The deputy general manager shall the general manager in his work.

        Several department manager may be appointed by the management office, and being responsible for the work in each department respectively, they shall handle the matter handed over by the President.

ARTICLE 25

        If the factory director dishonest while on duty, the board of directors shall have the power to dismiss them at any time.

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                 CHAPTER 10 Purchase of Equipment and utilities

ARTICLE 26

        In purchasing required materials, fuel, parts means of transportation and articles for office use, etc. The joint venture company shall give priority to purchasing in China where conditions are the same.

                           CHAPTER 11 Labor Management

ARTICLE 27

        Labor contracts covering the recruitment, employment, dismissed and resignation, wages, labor insurance, welfare, rewards, penalty and other matters concerning the staff and workers of the joint venture company as a whole or individually in accordance with the "Regulation of the People's Republic of China on Labor Management in Joint Venture Using Chinese and Foreign Investment and its Implementation Rules."

        The labor contracts shall be filed with the labor management department, after being signed.

ARTICLE 28

        The appointment of high-ranking administrative personnel recommended by three parties, their salaries, social insurance, welfare and the standard of traveling expenses, etc.

ARTICLE 29

        The CJVC shall pay taxes in accordance with the stipulations of Chinese laws and other relevant regulation.


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ARTICLE 31

        Allocations for reserve funds, expansion funds of the CJVC and welfare funds, bonuses for staff and workers shall be set aside in accordance with the stipulations in the "Law of the People's Republic of China on Joint Ventures Using Chinese and Foreign Investment". The annual proportion of allocations shall be decided by the board of directors according to the business situation of the CJVC.

ARTICLE 32

        The fiscal year of the CJVC shall be from January 1 to December 31. All vouchers, receipts, statistic statements and reports, account books shall be written in Chinese and English.

ARTICLE 33

        Financial checking and examination of the CJVC shall be conducted by an auditor registered in China and reports shall be submitted to the board of directors and the general manager.

        If Party B considers it is necessary to employ a foreign auditor registered in other country to undertake annual financial checking and examination, Party A shall give its consent. All the expenses shall be born by Party B.

ARTICLE 34

        In the first three months of each fiscal year, the manager shall prepare previous year's balance sheet, profit and loss statement and proposal regarding the disposal of profits, and submit them to the board of directors for examination and approval.


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                    CHAPTER 13 Duration of the Joint Venture

ARTICLE 35

        The duration of the joint venture company is 50 years with additional of 50 years extension option approved by board of directors six months prior of ending the lease. The establishment of the joint venture company shall start from the date on which the business licenses of the CJVC is issued. In case any change of legal representative for three parties, the contract shall still be valid.

                   CHAPTER 14 The Disposal of Assets after the

                           Expiration of the Duration

ARTICLE 36

        Upon the expiration of the duration or termination before the date of expiration of the joint venture, liquidation shall be carried out according to relevant laws. The liquidated assets shall be distributed in accordance with the proportion of investment contributed by Party A and Party B and Party C.

                              CHAPTER 15 Insurance

ARTICLE 37

        All-risks insurance policies of the CJVC shall be underwritten with The People's Insurance Company of China. The type, value and duration of insurance shall be decided by the board of directors in accordance with the stipulations of the People's Insurance Company of China.


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ARTICLE 38

        The amendment of the contract or other appendices shall come into force only after the written agreement signed by Party A and Party B and C and approved by the original examination and approval authority.

ARTICLE 39

        In ease of inability to fulfill the contract or to continue operation due to heavy losses in successive years as a result of force majeore, the duration of the joint venture and the contract shall be terminated before the time of expiration after unanimously agreed upon by the board of directors and approved by the original examination and approval authority.

ARTICLE 40

        Should the CJVC be unable to continue its operation or achieve the business purpose stipulated in the contract due to the fact that one of the contracting parties fails to fulfill the obligations prescribed by the contract and articles of association, or seriously violate the stipulations of the contract and articles of association, that party shall be deemed as unilaterally terminates the contract. The other two parties apart from claiming damages, shall have the right to terminate the contract by the original examination and approval authority. If Party A and Party B and Party C of the joint venture company agree to continue the operation, the party who fails to fulfill the obligation shall liable for the economic losses thus caused to the joint venture company.

                  CHAPTER 17 Liabilities for Breach of Contract

ARTICLE 41

        Should all or part of the contract and its appendices be unable to be fulfilled owing to the fault of one party, the breaching party shall bear the responsibilities thus



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caused. Should it be the fault of three parties, they shall bear their respective responsibilities according to actual situations.

ARTICLE 42

        In order to guarantee the performance of the contract and its appendices, both Party A and Party B and Party C are obligated the guaranteer the performance of this contract.

                            CHAPTER 19 Force Majeure

ARTICLE 43

        Should either of the parties to the contract be prevented from executing contract by force majeure, such as earthquake, typhoon, flood, fire and war and other unpreventable and unavoidable, the prevented party shall notify the other party by cable without any delay, and within 15 days thereafter provide the detailed information of the events and a valid document for evidence issued by the relevant public notary organization for explaining the reason of its inability to execute or delay the execution of all or part of the contract. Both parties shall, through consultation, decide whether to terminate the contract or to exempt the part of obligations for implementation of the contract or whether to delay the execution of the contract according to the effect of the events on the performance of the contract.

                           CHAPTER 19 Application Law

ARTICLE 44

        The formation of this contract, its validity, interpretation, execution and settlement of the disputes shall are governed by related laws of the People's Republic of China.

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                        CHAPTER 20 Settlement of Disputes

ARTICLE 45

        Any disputes arising from the execution of or in connection with the contract shall be settled through friendly consultation between three parties. In case no settlement can be reached through consultations, the disputes shall be submitted to China council for the promotion of International Trade Foreign Economic & Trade Arbitration Committee in Beijing for arbitration in accordance with its rules of procedure. The arbitration award is final and binding upon both parties.

ARTICLE 46

        During the arbitration, the contract shall be executed continuously by three parties except for matters in disputes.

ARTICLE 47

        The contract shall be written in Chinese and English.

           CHAPTER 22 Effectiveness of the Contract and Miscellaneous

ARTICLE 49

        The appendices drawn up in accordance with the principles of the contract are integral part of this contract, including: the project agreement, the technology transfer agreement, the sales agreement.

ARTICLE 50

        The contract and its appendices shall come into force beginning from the date of approval of the Ministry of Foreign Economic Relations and Trade of the People's Republic of China (or its entrusted examination and approval authority).

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ARTICLE 51

        Should notices in connection with any party's rights and obligations be sent by either Party A or Party B by teleg, telex or fax etc, the written letter notice shall be also required afterwards. The legal addresses of Party A and Party B and Party C listed in this contract shall be the posting addresses.

ARTICLE 52

        The contract is signed in Dalian Liaoning., China by the authorized representative of three parties on May 15, 1998.

        This contract is English Translation on the base of the Chinese contract.

For Party A                         For Party B                      For Party C
(signature)                         (signature)                      (signature)

Sign
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Title:
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Date 98-5-15                          5/15/98                          98-5-15
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